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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-74784 on Form S-8 and Registration Statement No. 333-68001 on Form S-3 of Noble International, Ltd. and our report dated March 11, 2002, appearing in this Annual Report on Form 10-K of Noble International, Ltd. for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP


Detroit, Michigan

March 29, 2002